TRANSAMERICA FUNDS

Supplement to the Currently Effective Summary Prospectuses and Prospectuses

* * *

Transamerica Short-Term Bond

Effective on or about December 21, 2012, the following will replace the information in the Summary Prospectuses under the section entitled “Management – Portfolio Managers” relating to Transamerica Short-Term Bond:

Investment Adviser:	Portfolio Managers:
Transamerica Asset Management, Inc.	Doug Weih, CFA, Lead Portfolio Manager since 2011
Matthew Buchanan, CFA, Portfolio Manager since 2012
Garry Creed, CFA, Portfolio Manager since 2011

Effective on or about December 21, 2012, the following will replace the information in the Prospectuses under the section entitled “Shareholder Information – Portfolio Manager(s)” relating to the above fund:

Name	Sub-Adviser	Positions Over Past Five Years
Doug Weih, CFA	AEGON USA Investment Management, LLC

Lead Portfolio Manager of the fund since

2012; Portfolio Manager of the fund since

2011; Portfolio Manager with AEGON

USA Investment Management, LLC since

2003; Director of Public Securitized Bonds

since 2009

Matthew Buchanan, CFA	AEGON USA Investment Management, LLC

Portfolio Manager of the fund since 2012;

Senior Corporate Bond Manager with AEGON

USA Investment Management, LLC since

2012; Investment Grade Bond Trader with

Logan Circle Partners, LP (2007-2012),

Investment Grade Bond Trader and Analyst

with Delaware Investments (2004-2007)

Garry Creed, CFA	AEGON USA Investment Management, LLC	Portfolio Manager of the fund since 2011; Portfolio Manager with AEGON USA Investment Management, LLC since 2011; Director of Credit Research since 2006

* * *

Investors Should Retain this Supplement for Future Reference

December 19, 2012